EXHIBIT 99.3

1st Quarter 2003 Earnings Conference Call May 6, 2003 10:00am (CST) Crescent Real Estate Equities Company

Management On Call John Goff Chief Executive Officer Denny Alberts President & Chief Operating Officer Jerry Crenshaw Executive Vice President & Chief Financial Officer Jane Mody Executive Vice President Capital Markets

Certain statements made in this call/presentation may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent's future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release issued this morning and from time to time in Crescent's SEC reports, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K. Forward - Looking Statements

Welcome to Crescent's 1st Quarter 2003 Earnings Conference Call

Corporate Governance Governance Committee Formed Governance Policy Three Independent Board Members added recently Deloitte & Touche engaged as Internal Auditor All Audit Committee Members meet definition of "Financial Expert" under new rules

Our Financial Results and Guidance Funds From Operations ("FFO") (1) Results 1st Qtr 2003 FFO ? $41.4 M or $.35 Per Share FFO Guidance - 2003 $214 M to $244 M $1.80 to $2.05 Per Share FFO Guidance - 2nd Quarter 2003 $44 M to $49 M $.38 to $.42 Per Share (1) FFO is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies. A reconciliation of FFO to GAAP net income is included in the financial statements accompanying the press release issued this morning and on page 11 of the First Quarter 2003 Supplemental Operating and Financial Data Report also issued this morning.

Our Office Property Results Portfolio % Leased and Occupied 87.0% Leased as of March 31, 2003 85.7% Occupied as of March 31, 2003 Same-Store NOI Growth 1st Quarter 2003 ? (10.1)% (GAAP) / (9.8)% (Cash) Leasing Activity 1st Quarter 2003 ? 939,000 Total Net Rentable Square Feet Leased ? Includes 598,000 Square Feet Renewed or Re-leased, Generating 10% Decrease in Full Service Rates Over Expiring Rates

Leasing Economics - Rate 1st Quarter 2003 Renewal / Re-lease Signed Leases Expiring Leases Percentage Inc. / (Dec.) $21.26 $23.55 (10%) $11.10 $14.10 (21%) Nortel Bldg. 135,000 SF Signed at $14.70 FSR / $5.82 NER (Telecom Corridor in Dallas) vs. Expired at $21.51 FSR / $15.64 NER Palisades Bldg. 69,000 SF Signed at $14.31 FSR / $7.78 NER (Telecom Corridor in Dallas) vs. Expired at $15.41 FSR / $10.24 NER Signed Leases Commencing in 2003 = $21.77 Remaining Expirations in 2003 = $20.35 Weighted Avg. In-Place Rate for Portfolio = $22.83 Weighted Avg. Quoted Rate for the Portfolio = $22.76

Leasing Economics TI & LC Per Square Foot of Life of Lease

Houston Office Market Update Crescent Leased % as of 3/31/03 ? 89.6% Crescent vs. 85.9% Market Quoted Rental Rate as of 3/31/03 ? $21.22 Crescent vs. $19.41 Market Market Absorption 1st Quarter ? 406,000 Square Feet Deliveries 1st Quarter ? 844,000 Square Feet Construction as of 3/31/03 ? 729,000 Square feet Houston - Class A Market Source: CoStar Group 3/31/03

Dallas Office Market Update Dallas - Class A Crescent Leased % as of 3/31/03 ? 85.1% Crescent vs. 79.5% Market Quoted Rental Rate as of 3/31/03 ? $23.28 Crescent vs. $21.06 Market Market Absorption 1st Quarter ? (20,000) Square Feet Deliveries 1st Quarter ? 280,000 Square Feet Construction as of 3/31/03 ? 497,000 Square Feet Market Source: CoStar Group 3/31/03

Dallas CBD Occupancy Central Business District (1) Central Business District (1) Central Business District (1) Central Business District (1) Central Business District (1) Crescent Crescent Crescent Crescent Crescent Class Square Feet Occupancy Class Square Feet Occupancy AA 8.3 M (1) 91% AA 5.2 M 89% A 11.4 M 76% A ---- --- B 7.0 M 63% B --- --- C 7.2 M 50% C --- --- Total 33.9 M (1) 73% Total 5.2 M 89% (1) Includes The Crescent Office Property at 1.3 M square feet Market Source: CoStar Group 3/31/03

Destination Resort Results Sonoma Mission Inn & Spa Canyon Ranch - Tucson

Residential Development Results The Woodlands Desert Mountain The Woodlands Residential Lot Sales ? 218 - 1st Quarter 2003 Average Sales Price Per Lot ? $65,000 -1st Quarter 2003 Desert Mountain Residential Lot Sales ? 13 - 1st Quarter 2003 Average Sales Price Per Lot ? $695,000 - 1st Quarter 2003

Residential Development Results Crescent Resort Development 16 Active Projects Residential Unit Sales ? 15 - 1st Quarter 2003 Average Sales Price Per Unit ? $1.0 Million - 1st Quarter 2003 Residential Lot Sales ? 8 - 1st Quarter 2003 Average Sales Price Per Lot ? $30,000 - 1st Quarter 2003 Beaver Creek Northstar-at-Tahoe Rendering